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                                                                    Exhibit 99.2



                                 CBS CORPORATION
                              EARNINGS INFORMATION
                                 SECOND QUARTER
                                   (UNAUDITED)


(in millions except per share data)                                     Three Months Ended            Six Months Ended
                                                                             June 30                       June 30
                                                                      ----------------------        ----------------------
                                                                        1999          1998            1999          1998
                                                                      ----------------------        ----------------------
Revenues                                                              $ 1,678        $ 1,484        $ 3,446        $ 3,433

Operating expenses                                                     (1,187)        (1,183)        (2,648)        (2,828)
Depreciation and amortization                                            (152)          (136)          (301)          (266)
Residual costs of discontinued businesses                                 (45)           (38)           (85)           (76)
                                                                      -------        -------        -------        -------
Operating costs and expenses                                           (1,384)        (1,357)        (3,034)        (3,170)
                                                                      -------        -------        -------        -------

Operating profit                                                          294            127            412            263

Other income and expenses, net                                            (19)            12             (6)            17

Interest expense, net                                                     (46)           (85)           (97)          (160)
                                                                      -------        -------        -------        -------

Income from Continuing Operations before income tax
   and minority interest in income of consolidated subsidiaries           229             54            309            120

Income tax expense                                                       (130)           (48)          (176)           (95)

Minority interest in income of consolidated subsidiaries                  (21)            (2)           (30)            (2)
                                                                      -------        -------        -------        -------

Income from Continuing Operations                                          78              4            103             23

Discontinued Operations, net of income taxes:
   Gain on disposal of Discontinued Operations                             18             --            384             --

Extraordinary item:
     Loss on early extinguishment of debt                                  (1)            --             (5)            --
                                                                      -------        -------        -------        -------

Net income applicable to common stock                                 $    95        $     4        $   482        $    23
                                                                      =======        =======        =======        =======

Average shares outstanding - basic                                        696            701            694            700
Average shares outstanding - diluted                                      713            721            710            719

Basic earnings (loss) per common share:
   Continuing Operations                                              $  0.11        $  0.01        $  0.15        $  0.03
   Discontinued Operations                                            $  0.03        $  0.00        $  0.55        $  0.00
   Extraordinary item                                                 $  0.00        $  0.00        ($ 0.01)       $  0.00
                                                                      -------        -------        -------        -------

Basic earnings per common share                                       $  0.14        $  0.01        $  0.69        $  0.03
                                                                      =======        =======        =======        =======

Diluted earnings (loss) per common share:
   Continuing Operations                                              $  0.11        $  0.01        $  0.15        $  0.03
   Discontinued Operations                                            $  0.02        $  0.00        $  0.54        $  0.00
   Extraordinary item                                                 $  0.00        $  0.00        ($ 0.01)       $  0.00
                                                                      -------        -------        -------        -------

Diluted earnings per common share                                     $  0.13        $  0.01        $  0.68        $  0.03
                                                                      =======        =======        =======        =======